Exhibit 10.49

*** Text Omitted and Filed Separately with the Securities and Exchange Commission.
Confidential Treatment Requested Under 17C.F.R. Sections 200.80(b)(4) and 240.24b-2

AMENDMENT NO. 1 TO
FUMED SILICA SUPPLY AGREEMENT

This Amendment No. 1 to Fumed Silica Supply Agreement (this “Amendment”) is made and executed as of September 29, 2006 (the “Effective Date”) by and between Cabot Corporation, a Delaware corporation (“Cabot”), and Cabot Microelectronics Corporation, a Delaware corporation (“CMC”), and supplements and amends the FUMED SILICA SUPPLY AGREEMENT executed on January 16, 2004 (the “Original Agreement” and, as amended hereby, the “Agreement”) between Cabot and CMC. Capitalized terms used herein without definition and defined in the Original Agreement shall have the same meanings as defined in the Original Agreement. Cabot and CMC are each referred to from time to time in the Original Agreement and herein as a “Party” and, together, the “Parties.”

RECITALS

WHEREAS, CMC and Cabot agree that [***] is beneficial to the [***] of Fumed Silica purchased by CMC from Cabot pursuant to the Original Agreement.

      WHEREAS, CMC and Cabot agree that the capability for [***] should be installed on Cabot’s Tuscola A unit, Tuscola B unit and Barry B unit where Fumed Silica supplied to CMC is manufactured.

WHEREAS, CMC and Cabot entered into a Letter of Agreement dated as of February 15, 2006 (the “Letter of Agreement”) regarding the Parties’ intent with respect to [***].

WHEREAS, CMC and Cabot wish to amend the Original Agreement to, among other things, include the Parties’ agreement as to the [***] and the payment for such [***].

NOW THEREFORE, the Parties do hereby agree as follows:

1.
Cabot has installed on Tuscola A unit a [***] (“TU-A Temporary System”). The TU-A Temporary System has been in operation since late April 2006 for [***] production. However, the TU-A Temporary System has been used in a mode in which [***]. The result is that the [***] and the full anticipated benefit of the system has not been realized. When the [***], the system is said to be operated in [***] mode. Once a permanent system has been installed and put into operation at the Tuscola A Unit in accordance with the terms of this Amendment, the TU-A Temporary System will be decommissioned and the associated rented equipment returned.

2.
(a) At CMC’s request, Cabot is in the process of evaluating the feasibility of a [***] for use at the Tuscola A Unit and the Barry B Unit. If Cabot reasonably and in good faith determines that such a [***] is not feasible, then a [***] shall be selected by the Parties for use at Tuscola A Unit and Barry B Unit. On or before December 15, 2006, Cabot will give written notice to CMC whether it will be feasible to install and operate a [***] and if not, Cabot will provide a written description of the reasons and basis therefor. The system selected to [***] at the Tuscola A Unit and Barry B Unit, either the [***] shall be referred to herein as the “TU-A Permanent System”, and the “BA-B Permanent System”, respectively. Cabot shall not initiate final design and construction of the TU-A Permanent System or BA-B Permanent System until each of the following conditions (the “Permanent Process Conditions”) have been met: (i) Cabot has received CMC’s written approval to proceed with the detailed design and installation of the TU-A Permanent System and the BA-B Permanent System (which approval shall not be unreasonably withheld or delayed); (ii) at least [***] of CMC’s orders for a period of at least one month for [***] to be produced at Tuscola A unit are for [***] and (iii) either (x) CMC shall approve in writing a Supplier Process Change Notification for production of [***] using the TU-A Permanent System and the BA-B Permanent System, respectively (which Permanent Systems shall, at the election of CMC, be run [***] or, (y) the Parties reach a mutually satisfactory alternative agreement with respect to the production of [***] on the Tuscola A Unit and Barry B unit. Upon satisfaction of each of the Permanent Process Conditions, Cabot will promptly thereafter proceed with the final design, construction, installation and operation of the TU-A Permanent System and the BA-B Permanent System. All design, engineering, capital, installation and operation costs relating to the operation of TU-A Permanent System (“TU-A Permanent Expenses”) and the BA-B Permanent System (“BA-B Permanent Expenses”) shall be at Cabot's expense.

(b) If any Permanent Process Condition is not satisfied prior to December 31, 2006, then from and after January 1, 2007 Cabot will continue to operate the TU-A Temporary System until the Permanent Process Conditions have been satisfied, or CMC directs Cabot, on thirty (30) days notice, to decommission the TU-A Temporary System and return the rented equipment.

3.
Cabot will pay for the TU-A Temporary System [***] costs. Cabot will pay for the TU-A Temporary System [***] costs, including but not limited to [***] (collectively, the TU-A [***] Costs”). Notwithstanding the foregoing, if the Permanent Process Conditions have not been satisfied by December 31, 2006, CMC will pay documented, actual TU-A [***] Costs reasonably incurred for the period of time beginning January 1, 2007 until the earlier of the date the Permanent Process Conditions have been satisfied, or the date the TU-A Temporary System is decommissioned and the rented equipment returned.

4. Cabot will install and operate [***] (“TU-B Temporary System”). At CMC’s election, the TU-B Temporary Expenses (as hereinafter defined) may be included in the Cabot CI Cap in Term Year 3 and Term Year 4, and expenses incurred in Term Year 3 in excess of the Cabot CI Cap for such Term Year may be carried forward into the Cabot CI Cap for Term Year 4. To the extent such expenses are not included in the Cabot CI Cap in such Term Years, CMC will reimburse Cabot for such expenses in accordance with the provisions of the Agreement. “TU-B Temporary Expenses” shall mean all [***] in connection with the TU-Temporary System, including but not limited to, [***]. If CMC desires [***] of the TU-B Temporary System, all costs associated with such [***] shall be at CMC’s expense. The TU-B Temporary System shall remain operational until CMC has given Cabot at least thirty (30) days written notice that CMC will no longer require the product from that line.

5. Effective as of the first day of Term Year 4, Section 2.3(a)(ii) of the Original Agreement shall be amended and restated in its entirety as follows:

“(ii) the maximum annual volume of Fumed Silica from Cabot’s Barry, Wales facility (the “Barry Plant”) shall be [***] pounds per Term Year. In addition to the foregoing, the maximum monthly volume of Fumed Silica from the Barry Plant shall be [***] pounds per month provided that the total of such monthly volumes does not exceed [***] pounds per Term Year from the Barry Plant.”

6. Effective as of the first day of Term Year 4, Section 2.4 of the Original Agreement shall be amended and restated in its entirety as follows:

“2.4 Minimum Volumes.

(a) CMC shall be obligated to purchase from Cabot, during each six month period covered by a Six Month Forecast (each, a “Six Month Forecast Period”), a “Minimum Volume,” meaning at least 90% of the aggregate volumes of Fumed Silica forecasted to be purchased by CMC as set forth in such Six Month Forecast; provided however, that if CMC fails to meet the Barry Minimum Volume (as defined in Section 2.4(b) below) during any Six Month Forecast Period and CMC is required to pay compensation under Section 2.4(b) below in connection with such Barry Shortfall (as defined in Section 2.4(b) below), then the Barry Shortfall shall be subtracted from the applicable Minimum Volume for the purposes of the liquidated damages calculation set forth below in this Section 2.4(a)(i)(x) for such Six Month Forecast Period. Cabot and CMC recognize that damages for CMC’s failure to purchase the Minimum Volumes would be difficult to ascertain and prove. Cabot and CMC agree that if, during any Six Month Forecast Period, CMC fails to purchase from Cabot the Minimum Volume of Fumed Silica for such Six Month Forecast Period, CMC shall pay to Cabot liquidated damages in an amount equal to the product obtained by multiplying:

(i) the difference (in pounds) between the (x) the applicable Minimum Volume and (y) the amount of Fumed Silica actually purchased by CMC during the relevant Six Month Forecast Period; times

(ii) $1.35.

(b) CMC will order from Cabot a minimum of [***] pounds (“Barry Minimum Volume”) of Fumed Silica from Barry B unit (“Barry B Fumed Silica”) during each Six Month Forecast Period during Term Year 4, Term Year 5 and Term Year 6. For the purposes of this Section 2.4, all Fumed Silica ordered by CMC shall be counted in the Six Month Forecast Period ordered, and actual order quantities shall be calculated from quantities invoiced to CMC, even if such Fumed Silica is not shipped, delivered or invoiced to CMC until the following Six Month Forecast Period. In the event that in any Six Month Forecast Period during Term Year 4, Term Year 5 or Term Year 6 CMC does not order the Barry Minimum Volume (the difference, in pounds, between such Barry Minimum Volume, and the aggregate volume of Barry B Fumed Silica ordered by CMC in any such Six Month Forecast Period (to the extent less than the Barry Minimum Volume) is referred to herein as the “Barry Shortfall”), then subject to the provisions of Section 2.4(c) below, CMC will pay Cabot the following amounts for any such Six Month Forecast Period in which the Barry Minimum Volume is not met:

(i) In any Six Month Forecast Period during Term Year 4, Term Year 5, or Term Year 6 where CMC orders Barry B Fumed Silica in an aggregate volume greater than or equal to [***] pounds, but less than or equal to the Barry Minimum Volume, CMC will pay Cabot the amount equal to [***], multiplied by the Barry Shortfall during the applicable Six Month Forecast Period, divided by [***], or [***] x ((Barry Shortfall)/[***].

(ii) In any Six Month Forecast Period during Term Year 4, Term Year 5, or Term Year 6 where CMC orders Barry B Fumed Silica in an aggregate volume of less than [***] pounds, CMC will pay Cabot flat-rate compensation of [***] for such Six Month Forecast Period.

Within thirty (30) days of the end of each such Six Month Forecast Period, Cabot shall invoice CMC for any compensation payable by CMC under this Section 2.4(b) for such period, and CMC shall pay such invoiced amounts to Cabot within thirty (30) days following its receipt of Cabot’s invoice.

(c) Cabot agrees that it shall supply 100% of CMC’s actual orders (up to [***]) for each month for Barry B Unit Fumed Silica (collectively, “Cabot’s Barry Supply Obligation”). If, in any period, Cabot fails to produce or allocate to CMC Fumed Silica volumes sufficient to meet Cabot’s Barry Supply Obligation for such period for any reason (other than force majeure as set forth in Section 12.10 below, excluding volume shortfall due to Cabot’s suppliers), then, for the purposes of calculating the compensation due Cabot pursuant to Section 2.4(b) above, the Barry Minimum Volume shall be reduced by the amount of such shortfall on a cumulative pound for pound basis. If Cabot is unable and/or has otherwise failed to supply 100% of CMC’s monthly orders (up to [***]) for Barry B Fumed Silica for each of three (3) consecutive calendar months, then CMC shall not be required to pay the compensation to Cabot specified in Section 2.4(b) for the then current Term Year at the conclusion of such three month period.

(d) Cabot and CMC agree that the liquidated damages set forth in Sections 2.4(a) and 2.4(b) above is the sole and exclusive remedy for CMC’s failure to purchase the Minimum Volumes and the Barry Minimum Volumes. Cabot and CMC further agree that such liquidated damages represent a reasonable estimate of the Cabot’s damages and do not constitute a penalty.”

7. The third sentence of Section 6.1 of the Original Agreement is hereby amended and restated in its entirety as follows:

“For purposes of applying Sections 2.3 and 2.4(a) only, each volume of Fumed Silica shall be deemed to be in the month specified for its shipment in CMC’s order; and if no date is specified, then in the month following the month in which the order therefor is issued by CMC.”

8. Notwithstanding anything in the Original Agreement to the contrary, by way of clarification and not limitation, the TU-A Permanent Expenses and BA-B Permanent Expenses shall be for the sole account of Cabot in all respects during all Term Years, and shall be separate from, and not be credited toward, the Cabot CI Cap in any Term Year.

9. Except as amended hereby, the Original Agreement is ratified and confirmed in all respects. This Amendment shall take effect as of the Effective Date, except that the amendments contained herein to Sections 2.3 and 2.4 of the Original Agreement shall not take effect until the first day of Term Year 4. It is the express intent of the parties that the Original Agreement, as amended by this Amendment No. 1, expresses the Parties’ further agreement regarding the [***] and supersedes the Letter of Agreement, and the Letter of Agreement shall have no further effect from and after the execution hereof. Cabot shall credit CMC for all amounts relating to the TU-A Temporary System invoiced by Cabot or paid by CMC in connection with the Letter of Agreement.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed and delivered by their respective duly authorized representatives as of the date first set forth above.

CABOT CORPORATION

By /s/ Ravijit Paintal
Duly Authorized
Name:  Ravijit Paintal
Title:  VP and GM, FMO and Aerogel

CABOT MICROELECTRONICS CORPORATION

By /s/ Adam Weisman
Duly Authorized
Name:  Adam Weisman
Title:  VP Business Operations